                                                                   Exhibit 10.8

                      AMENDMENT NO. 1 TO SECURITY AGREEMENT

         This Amendment No. 1, dated as of January 30, 2003 ("Amendment No. 1"), to the Security Agreement, dated August 16, 2002 (the "Agreement"), by and between Accenture LLP, an Illinois general partnership registered as a limited liability partnership with an office at 1000 Peachtree Street, N.E., Suite 1300, Atlanta, Georgia 30303 ("Accenture") and Aspen Technology, Inc., a Delaware corporation with an office at Ten Canal Park, Cambridge, Massachusetts 02141 ("AspenTech"), is entered into by and between Accenture and AspenTech. Terms used and not otherwise defined herein shall have the meanings given them in the Agreement.

         WHEREAS, the Parties previously entered into the Agreement, pursuant to which AspenTech granted to Accenture a lien on and security interest in the Initial Collateral to secure repayment of the Outstanding Debt;

         WHEREAS, pursuant to the Agreement, AspenTech agreed that if it had not established a Lender's Line of Credit by December 31, 2002, it would grant to Accenture a lien and security interest in its accounts receivable as specified in the Agreement and that such accounts receivable would thereafter replace the Initial Collateral in securing the Outstanding Debt; and

         WHEREAS, the Parties desire to amend the Security Agreement to provide that Accenture shall have a first priority security interest in certain installment receivables of AspenTech to secure repayment of the Outstanding Debt, and that such collateral shall replace the Initial Collateral and any other security interest to which Accenture otherwise would have been entitled pursuant to the Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged; the each of the Parties hereby agrees as follows:

     1. Sections 1 through 5 of the Agreement are hereby deleted in their entirety and replace with the following sections:

          "1. To secure the prompt payment of the Outstanding Debt, AspenTech hereby grants to Accenture a lien and first priority security interest in AspenTech's right, title and interest in and to the installment receivables or other rights to receive payment listed on SCHEDULE 1 attached hereto together with the proceeds therefrom (the "Installment Collateral"). The Parties agree that the security interest in the Installment Collateral granted hereby replaces and supercedes Accenture's security interest in the collateral set forth on EXHIBIT A of the original Agreement (the "Original Collateral") and any other security interest to which Accenture otherwise would have been entitled pursuant to the terms of the original Agreement.

          2. AspenTech represents and warrants to Accenture that (i) AspenTech is the legal and beneficial owner of the Installment Collateral free and clear of all liens, security interests or other encumbrances, (ii) there is no dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Installment Collateral, and (iii) this Agreement creates a valid security interest in the Installment Collateral, securing the payment of the Outstanding Debt.

          3. AspenTech will collect, in the ordinary course of business, at its own expense, all amounts due or to become due under each of the Installment Collateral. In the event that AspenTech fails to repay the Outstanding Debt in accordance with the schedule set forth in the License Fee Agreement, as amended, then all proceeds collected with respect to the Installment Collateral shall be paid to Accenture to satisfy the portion of the Outstanding Debt then due.

          4. After February 1, 2003, in the event that the aggregate amounts outstanding and owed to AspenTech pursuant to the Installment Collateral is less than an amount equal to twice the amount of the Outstanding Debt, AspenTech shall grant to Accenture, on a first priority basis, a lien and security interest in additional installment receivables (the "Additional Collateral") in such amounts so that the aggregate amounts outstanding and owed to AspenTech pursuant to the Installment Collateral and such Additional Collateral are equal to an amount equal to twice the Outstanding Debt. AspenTech and Accenture shall mutually agree on those certain installment receivables that shall constitute Additional Collateral upon which AspenTech will grant a lien and security interest to Accenture.

          5. Notwithstanding anything in this Agreement to the contrary, AspenTech expressly agrees that it shall remain liable under each of the contracts and agreements in the Installment Collateral and that it shall perform, in all material respects, all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such contract or agreement. Accenture shall not have any obligation or liability under any contract or agreement in the Installment Collateral by reason of or arising out of this Agreement or the granting to Accenture of a lien therein or the receipt by Accenture of any payment relating to the Installment Collateral.

          6. Accenture hereby releases its security interest in the Original Collateral and authorizes AspenTech's filing of Uniform Commercial Code ("UCC") termination statements to evidence such termination and release of its security interest in the Original Collateral.

          7. Accenture agrees that it shall from time to time, upon reasonable request by AspenTech, (a) release its security interest in that portion of the Installment Collateral and Additional Collateral that is in excess of twice the amount of the Outstanding Debt and (b) authorize AspenTech to file UCC termination statements to evidence such termination and release of Accenture's security interest in such excess portion of the Installment Collateral and Additional Collateral.

          8. For so long as the Outstanding Debt remains outstanding, Accenture shall have the right, upon default by AspenTech of any of the material provisions of the Amended Agreements and the continuance of such default, to enforce the provisions of this Agreement and exercise remedies hereunder in such a manner as it may determine reasonable, including, without limitation, the rights to take possession, sell or otherwise dispose of the Installment Collateral or Additional Collateral, to incur other expenses with respect to such possession, sale or disposition and to exercise all rights and remedies as a secured lender under the Uniform Commercial Code of any applicable jurisdiction.

          9. From time to time, upon the reasonable request of Accenture, AspenTech shall promptly execute and deliver any and all such further instruments and documents and take such further action as Accenture may reasonably deem necessary or desirable to obtain the full benefits of this Agreement, including, without limitation, facilitating the filing of UCC-1 Financing Statements in all applicable jurisdictions.

          10. This Agreement shall terminate upon the full and final payment of the Outstanding Debt in accordance with the terms set forth in the License Fee Agreement, as amended.

          11. No failure on the part of any of Accenture to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The wavier by Accenture of any breach of any provision of this Agreement or warranty or representation herein set forth will not be construed as a waiver of any subsequent breach. The failure to exercise any right hereunder by Accenture will not operate as a waiver of such right. All rights and remedies herein provided are cumulative. This Agreement may not be altered or amended except by a writing signed by all the parties hereto. This Agreement binds AspenTech, its successors and assigns, and inures to the benefit of Accenture, its successors and assigns."

     2. AspenTech acknowledges and confirms that it shall pay to Accenture on February 1, 2003 the amounts which would otherwise be due to Accenture on February 28, 2003 pursuant to the terms of the License Fee Agreement, as amended. AspenTech further acknowledges and confirms that, prior to April 1, 2003, it shall pay to Accenture all amounts due on or before March 31, 2003 pursuant to the Amended Agreements.

     3. This Amendment No.1 may be executed in counterparts, each of which so executed shall be deemed an original and both of which taken together shall constitute one and the same Agreement. In the event that a signature is executed and delivered by facsimile transmission, such signature shall create a binding obligation of the party on whose behalf such signature is executed with the same force and effect as if such facsimile signature were the original thereof.

IN WITNESS WHEREOF, the undersigned have each executed this Amendment No. 1 as of the date first set forth above.

ACCENTURE LLP                                     ASPEN TECHNOLOGY, INC.

By: /s/ David A. Crow                             By: /s/ Lisa W. Zappala
    -----------------------------                     -------------------------
    Name: David A. Crow                               Lisa W. Zappala
    Title: Partner                                    Senior Vice President and
           ----------------------                     Chief Financial Officer

                                   SCHEDULE A

DEBTOR: ASPEN TECHNOLOGY, INC.
SECURED PARTY: ACCENTURE LLP

         CUSTOMER#              COUNTRY                     INVOICE                TYPE                 DUE DATE
             3852               China                        124286               License               05/31/03
             3852               China                        124286               License               09/30/03
             3852               China                        124286               License               05/31/04
             3852               China                        124286               License               09/30/04
             3852               China                        124286               License               05/31/05

             1211               Japan                        122005               License               10/31/03
             1211               Japan                        122005               License               10/31/04
             1211               Japan                        122005               License               10/31/05

             1211               Japan                        123647               License               04/30/03
             1211               Japan                        123647               License               07/31/03
             1211               Japan                        123647               License               04/30/04
             1211               Japan                        123647               License               07/31/04
             1211               Japan                        123647               License               04/30/05
             1211               Japan                        123647               License               07/31/05
             1211               Japan                        123647               License               04/30/06
             1211               Japan                        123647               License               07/31/06
             1211               Japan                        123647               License               04/30/07

             1045           United Kingdom                   112488               License               07/01/03
             1045           United Kingdom                   112488               License               07/01/04

             1045           United Kingdom                   113626               License               10/01/03
             1045           United Kingdom                   113626               License               10/01/04

             1095            United States                   115683               License               04/01/03
             1095            United States                   115683               License               04/01/04
             1095            United States                   115683               License               04/01/05

             3928            United States                   124220               License               04/15/03
             3928            United States                   124220               License               06/15/03

             6365               France                       122549               License               04/01/03
             6365               France                       122549               License               04/01/04
             6365               France                       122549               License               04/01/05
             6365               France                       122549               License               04/01/06
             6365               France                       122549               License               04/01/07

             7710               Germany                      122618               License               01/01/04
             7710               Germany                      122618               License               01/01/05
             7710               Germany                      122618               License               01/01/06
             7710               Germany                      122618               License               01/01/07


                                   SCHEDULE A

DEBTOR: ASPEN TECHNOLOGY, INC.
SECURED PARTY: ACCENTURE LLP

         CUSTOMER#              COUNTRY                     INVOICE                TYPE                 DUE DATE
             9677               Germany                      122653               License               01/01/04
             9677               Germany                      122653               License               01/01/05
             9677               Germany                      122653               License               01/01/06
             9677               Germany                      122653               License               01/01/07

            10851               Belgium                      124278               License               10/01/03
            10851               Belgium                      124278               License               10/01/04
            10851               Belgium                      124278               License               10/01/05
            10851               Belgium                      124278               License               10/01/06
            10851               Belgium                      124278               License               10/01/07

             2587             Netherlands                    124277               License               10/01/03
             2587             Netherlands                    124277               License               10/01/04
             2587             Netherlands                    124277               License               10/01/05
             2587             Netherlands                    124277               License               10/01/06
             2587             Netherlands                    124277               License               10/01/07